                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                           Information
Name:                          ESL Partners, L.P.

Address:                       1170 Kane Concourse, Suite 200,
                               Bay Harbor Islands, FL 33154

Designated Filer:              Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):    March 12, 2021

Issuer Name and Ticker or
Trading Symbol:                Lands' End, Inc. [LE]
Relationship of Reporting
Person(s) to Issuer:           10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):        Not Applicable

Individual or Joint/Group
Filing:                        Form filed by More than One Reporting Person

Signature:                     By:    RBS Partners, L.P.
                               Its:   General Partner

                               By:    ESL Investments, Inc.
                               Its:   General Partner

                               By:    /s/ Edward S. Lampert
                                  ------------------------------
                               Name:  Edward S. Lampert
                               Title: Chief Executive Officer
                               Date:  March 16, 2021

2.   RBS PARTNERS, L.P.

Item                           Information
Name:                          RBS Partners, L.P.

Address:                       1170 Kane Concourse, Suite 200,
                               Bay Harbor Islands, FL 33154

Designated Filer:              Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):    March 12, 2021

Issuer Name and Ticker or
Trading Symbol:                Lands' End, Inc. [LE]
Relationship of Reporting
Person(s) to Issuer:           10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):        Not Applicable

Individual or Joint/Group
Filing:                        Form filed by More than One Reporting Person

Signature:                     By:    ESL Partners, L.P.
                               Its:   General Partner

                               By:    /s/ Edward S. Lampert
                                  ------------------------------
                               Name:  Edward S. Lampert
                               Title: Chief Executive Officer
                               Date:  March 16, 2021

3.   ESL Investments, Inc.

Item                           Information
Name:                          ESL Investments, Inc.

Address:                       1170 Kane Concourse, Suite 200,
                               Bay Harbor Islands, FL 33154

Designated Filer:              Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):    March 12, 2021

Issuer Name and Ticker or
Trading Symbol:                Lands' End, Inc. [LE]
Relationship of Reporting
Person(s) to Issuer:           10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):        Not Applicable

Individual or Joint/Group
Filing:                        Form filed by More than One Reporting Person

Signature:
                               By:    /s/ Edward S. Lampert
                                  ------------------------------
                               Name:  Edward S. Lampert
                               Title: Chief Executive Officer
                               Date:  March 16, 20212.   RBS PARTNERS, L.P.